Exhibit 10.1

                       RETIREMENT AND CONSULTING AGREEMENT

AGREEMENT made this 28th day of November, 2003 between CARNIVAL CORPORATION, having its principal place of business at 3655 Northwest 87th Avenue, Miami, Florida 33178, and its wholly owned subsidiaries, Holland America Line Inc., Holland America Line N.V., HAL Cruises Limited, Windstar Sail Cruises Limited, Wind Star Limited, Wind Spirit Limited, Westmark Hotels, Inc., Westmark Hotels of Canada, Ltd., Westours Motorcoaches, Inc., Evergreen Trails, Inc., Trailway Tours, Inc., Worldwide Shore Services, Inc., and HAL Properties Limited, having their principal places of business at 300 Elliott Avenue West, Seattle, Washington 98119 (collectively, the "Companies") and Alton Kirk Lanterman ("Lanterman"), residing at 714 West Galer Street, Seattle, Washington 98119.

RECITALS:

A. Lanterman has served as Chairman and Chief Executive Officer of Holland America Line Inc., ("HAL", formerly Holland America Line-Westours, Inc.) since January 1989 and has performed exemplary service during said years.

B. The Companies desire to compensate Lanterman for such exemplary service by way of retirement pay.

C. The Companies desire to retain Lanterman's consulting services following such retirement on the terms set forth in this Agreement.

IN CONSIDERATION of past services as related above and the consulting services related below, it is agreed as follows:

1.    Compensation for Past Services and Consulting Services

      1.1 For a period of fifteen (15) years following the date of retirement by Lanterman from active services with the Companies (the "Retirement Date"), the Companies shall pay to Lanterman, in monthly installments of $166,577, an annual compensation of $1,998,924.

      1.2 In the event of Lanterman's death prior to the Retirement Date, or prior to the fifteenth anniversary of the Retirement Date, the unpaid balance of this total compensation ($29,983,860) shall be paid in full to Lanterman's estate within 30 days of his death. The unpaid balance shall be its then present value calculated by utilization of an interest rate of 8.5% per year.

2.    Consulting Services

      Commencing on the Retirement Date and for a period of fifteen (15) years, Lanterman agrees to perform consulting services for the Companies in regard to the business operations of HAL upon the specific written request of the Companies. Such services shall be provided during normal business hours, on such dates, for such time and at such locations as shall be agreeable to Lanterman. Such services shall not require more than five (5) hours in any calendar month, unless expressly consented to by Lanterman, whose consent may be withheld for any reason whatsoever. The Companies will reimburse Lanterman for any out-of-pocket expenses incurred by him in the performance of said services.

3.    Independent Contractor

      Lanterman acknowledges that commencing on the Retirement Date, he will be solely an independent contractor and consultant. He further acknowledges that he will not consider himself to be an employee of the Companies and will not be entitled to any employment rights or benefits of the Companies.

4.    Confidentiality

      Lanterman will keep in strictest confidence, both during the term of this Agreement and subsequent to

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      termination of this Agreement, and will not during the term of this
      Agreement or thereafter disclose or divulge to any person, firm or corporation, or use directly or indirectly, for his own benefit or the benefit of others, any confidential information of the Companies, including, without limitation, any trade secrets respecting the business or affairs of the Companies which he may acquire or develop in connection with or as a result of the performance of his services hereunder. In the event of an actual or threatened breach by Lanterman of the provisions of this paragraph, the Companies shall be entitled to injunctive relief restraining Lanterman from the breach or threatened breach as its sole remedy. The Companies hereby waive their rights for damages, whether consequential or otherwise.

5.    Enforceable

      The provisions of this Agreement shall be enforceable notwithstanding the existence of any claim or cause of action of Lanterman against the Companies, or the Companies against Lanterman, whether predicated on this Agreement or otherwise.

6.    Applicable Law

      This Agreement shall be construed in accordance with the laws of the State of Washington, and venue for any litigation concerning an alleged breach of this Agreement shall be in King County, Washington, and the prevailing party shall be entitled to reasonable attorney's fees and costs incurred.

7.    Entire Agreement

      This Agreement contains the entire agreement of the parties relating to the subject matter hereof. A similar agreement of November 2002 shall become null and void upon the execution of this Agreement. Any notice to be given under this Agreement shall be sufficient if it is in writing and is sent by certified or registered mail to Lanterman or to the Companies to the attention of the President, or otherwise as directed by the Companies, from time to time, at the addresses as they appear in the opening paragraph of this Agreement.

8.    Waiver

      The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

IN WITNESS WHEREOF, the Companies and Lanterman have duly executed this agreement as of the day and year first above written.

                                                     CARNIVAL CORPORATION


                                                     By: Vice Chairman
                                                         -----------------------
                                                     Its: /s/ Howard S. Frank
                                                          ----------------------


                                                     /s/ Alton Kirk Lanterman
                                                     ------------------------
                                                     Signature

                                                     Alton Kirk Lanterman
                                                     ---------------------------
                                                     Print Full Name

HOLLAND AMERICA LINE INC.                       HOLLAND AMERICA LINE N.V.

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Vice President-Finance and CFO             Its: Authorized Signatory
    -------------------------------                 ----------------------------


HAL PROPERTIES LIMITED                          HAL CRUISES LIMITED

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Authorized Signatory                       Its: Authorized Signatory
    -------------------------------                 ----------------------------


WINDSTAR SAIL CRUISES LIMITED                   WIND STAR LIMITED

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Authorized Signatory                       Its: Authorized Signatory
    -------------------------------                 ----------------------------

WIND SPIRIT LIMITED                             WESTMARK HOTELS, INC.

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Authorized Signatory                       Its: Authorized Signatory
    -------------------------------                 ----------------------------

WESTMARK HOTELS OF CANADA LTD.                  WESTOURS MOTOR COACHES INC.

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Authorized Signatory                       Its: Authorized Signatory
    -------------------------------                 ----------------------------

EVERGREEN TRAILS, INC.                          TRAILWAYS TOURS INC.

By: Larry D. Calkins                            By: Larry D. Calkins
    -------------------------------                 ----------------------------
Its: Authorized Signatory                       Its: Authorized Signatory
    -------------------------------                 ----------------------------


WORLDWIDE SHORE SERVICES INC.

By: Larry D. Calkins
    -------------------------------
Its: Authorized Signatory
    -------------------------------